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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------

                     SEPTEMBER 25, 2002 (SEPTEMBER 25, 2002)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

-----------------------------  ----------------------   -----------------------
        DELAWARE                     1-10308                   06-0918165
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NO.)        (I.R.S. EMPLOYER
   OF INCORPORATION OR                                   IDENTIFICATION NUMBER)
     ORGANIZATION)
-----------------------------  ----------------------   -----------------------

    9 WEST 57TH STREET
       NEW YORK, NY                                             10019
(ADDRESS OF PRINCIPAL EXECUTIVE                               (ZIP CODE)
      OFFICE)



                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                      NONE
       (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)


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Item 5.  Other Events

EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "CENDANT", "WE", "OUR", OR "US" MEANS CENDANT CORPORATION, A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

On September 25, 2002, we announced that our earnings will be reduced by approximately $175 million, or $0.17 per share, in third quarter 2002 due to a non-cash write-down of the carrying value of our mortgage servicing rights (MSR) asset, which is the capitalized value of expected future servicing earnings. The impact of this reduction in earnings is partially offset by strength in other Cendant business units. As a result, our forecast for third quarter Adjusted EPS has been reduced from $0.42 to $0.28 per share. Our previously announced projection for fourth quarter 2002 Adjusted EPS of $0.29 is unchanged. For 2003, our preliminary Adjusted EPS expectation is $1.55 to $1.60. As a result of the revision to our third quarter forecast, the Adjusted EPS from continuing operations for 2002 is now expected to be $1.26.

Adjusted EPS excludes items that are of a non-recurring or unusual nature, including acquisition and integration related costs consisting primarily of the non-cash amortization of the pendings and listings intangible asset from real estate brokerage acquisitions and securities litigation costs. Adjusted EPS is a non-GAAP measure, but we believe that it is useful to assist investors in gaining an understanding of the trends and results of operations for our core business. Adjusted EPS should be viewed in addition to, and not in lieu of, our reported results.

STATEMENTS ABOUT FUTURE RESULTS MADE IN THIS FORM 8-K CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON CURRENT EXPECTATIONS AND THE CURRENT ECONOMIC ENVIRONMENT. WE CAUTION THAT THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED IN THE FORWARD-LOOKING STATEMENTS. IMPORTANT ASSUMPTIONS AND OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS ARE SPECIFIED IN OUR FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2002.

SUCH FORWARD-LOOKING STATEMENTS INCLUDE PROJECTIONS. SUCH PROJECTIONS WERE NOT PREPARED IN ACCORDANCE WITH PUBLISHED GUIDELINES OF THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS OR THE SEC REGARDING PROJECTIONS AND FORECASTS, NOR HAVE SUCH PROJECTIONS BEEN AUDITED, EXAMINED OR OTHERWISE REVIEWED BY INDEPENDENT AUDITORS OF CENDANT OR ITS AFFILIATES. IN ADDITION, SUCH PROJECTIONS ARE BASED UPON MANY ESTIMATES AND ARE INHERENTLY SUBJECT TO SIGNIFICANT ECONOMIC AND COMPETITIVE UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND THE CONTROL OF MANAGEMENT OF CENDANT AND ITS AFFILIATES. ACCORDINGLY, ACTUAL RESULTS MAY BE MATERIALLY HIGHER OR LOWER THAN PROJECTED. THE INCLUSION OF SUCH PROJECTIONS HEREIN SHOULD NOT BE REGARDED AS A REPRESENTATION BY CENDANT OR ITS AFFILIATES THAT THE PROJECTIONS WILL PROVE TO BE CORRECT.

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A copy of the press release announcing the reduction in valuation of our mortgage servicing asset is attached as Exhibit 99 to this Form 8-K and is incorporated by reference herein.


Item 7. Exhibits

        See Exhibit Index.


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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CENDANT CORPORATION



                                      BY:  /s/ Eric J. Bock
                                         -------------------------------------
                                           Eric J. Bock
                                           Executive Vice President
                                           and Corporate Secretary


Date:  September 25, 2002




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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
              REPORT DATED SEPTEMBER 25, 2002 (SEPTEMBER 25, 2002)


                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       ------------

99 Press Release issued by Cendant Corporation on September 25, 2002, announcing a reduction in the valuation of its mortgage servicing asset.